SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 18, 2002

Roadhouse Grill, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	0-28930	65-0367604

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2703-A Gateway Drive, Pompano Beach, Florida 33069

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (954) 957-2600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     (a)  On January 18, 2002, certain of the Registrant’s creditors filed a petition for involuntary bankruptcy of the Registrant under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Southern District of Florida.

     The case is being administered under the case name IN RE: ROADHOUSE GRILL, INC., Case No. 02-20382.

     The Registrant expects that, pursuant to Chapter 11 of the United States Bankruptcy Code, the Registrant’s existing directors and officers will continue to oversee operation of the Registrant’s business as debtors-in-possession, subject to supervision and orders of the Bankruptcy Court of matters outside the ordinary course of business.

     A copy of the Company’s press release of January 24, 2002, relating to such filing is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     (b)  Not applicable.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  EXHIBITS.

     99.1 Press Release by Roadhouse Grill, Inc., dated January 24, 2002.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADHOUSE GRILL, INC. (Registrant)

By: /s/ Harry Rosenfeld

Harry Rosenfeld Chief Financial Officer

Date: January 25, 2002

EXHIBIT INDEX

Exhibit No	Description

99.1	Press Release by Roadhouse Grill, Inc., dated January 24, 2002.